SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Master Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: May 19, 2005

                                                     /s/Karla M. Rabusch
                                                     -------------------
                                                     Karla M. Rabusch
                                                     President
                                                     Wells Fargo Master Trust




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                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Wells Fargo Master Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSR for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date: May 19, 2005
                                                     /s/Stacie D. DeAngelo
                                                     ---------------------
                                                     Stacie D. DeAngelo
                                                     Treasurer
                                                     Wells Fargo Master Trust